Amendment  and  Extension  Agreement

Borrower:     Pilot  Network  Services,  Inc.
Address:      1030  Marina  Village  Parkway
              Alameda,  California  94501

Date:         February  14,  2001


     THIS AMENDMENT AND EXTENSION AGREEMENT is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles. CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated November 9, 1999 (the "Loan Agreement") and the Secured Promissory Note made by Borrower to the order of Greyrock dated November 9, 1999 in the original principal amount of $3,000,000 (the "Note"), as follows. (This Amendment, the Loan Agreement, the Note any prior written amendments to the foregoing, signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1.     Extension, The  Maturity  Date is extended to April 30. 2001 so that
Section 6.1 of the Loan Agreement will  read  in  its  entirety  as  follows:

     "6.1  Maturity Date.  This  Agreement shall continue in  effect until April
      30.  2001  (the  'Maturity  Date')."

     2. Note Extension. The date "January 31, 2001" in the first paragraph of the Note is amended to read "April 30, 2001".

     3. Additional Covenants. The following new Section 9 is hereby added to the Schedule to the Loan Agreement.

        "9.  Additional  Covenants.  The  Borrower  covenants  as  follows:
             ---------------------

             (1)     Maximum Net  Loss.  Borrower's net  loss (computed on the
                     -----------------
                     basis   of   generally   accepted  accounting  principles)
                     for each of the following months shall not exceed the following amounts:


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          Greyrock Capital         Amendment and Extension Agreement
          __________________________________________________________

                         February 2001           Maximum net loss of $2,500,000

                         March    2001           Maximum net loss of $2,500,000

                         April    2001           Maximum net loss of $2,500,000


             (2)     Cash  on Hand, Borrower shall maintain cash on hand of not
                     -------------
                     less than the following amounts at the following dates, and shall provide evidence of the same to Greyrock, reasonably satisfactory to Greyrock, by the said dates:


                        at   2/16/01:     $1,750,000

                        at   2/28/01:     $1,750,000

                        at   3/16/01:     $1,750,000

                        at   3/31/01      $2,500,000

                        at   4/13/01:     $1,750,000

                        at   4/30/01:     $5,500,000

             (3)     Payments on Note.  In addition to  any  other  payments due
                     ----------------
                     under loan documents, Borrower shall make the following dates and shall provide evidence of the same to Greyrock, reasonably satisfactory to Greyrock, by the said dates:

                        at   2/28/01:     $  250,000

                        at   3/16/01:     $  150,000

                        at   3/31/01:     $  600,000

                        at   4/13/01      $  500,000

                        at   4/31/01:     $1,500,000


             (3)     Transaction Progress.  There shall be continued progress,
                     -------------------
                     satisfactory to Greyrock in its reasonable discretion, in the transactions outlined in the February 14, 2001 letter of intent, a copy of which was provided to Greyrock.

      Any breach of any of the foregoing covenants in this Section 9 shall Constitute an immediate Event of Default, and the same shall not be subject to any cure period provided in Section 7.1 of the Loan Agreement."

     4. Representations True. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5. General Provisions. This Amendment, the Loan Agreement, the Note, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations. agreements and understandings between the parties with respect to the subject hereof. Nothing herein constitutes a waiver of any default or Event of Default, known or unknown which


                                      -2-
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          Greyrock Capital         Amendment and Extension Agreement
          __________________________________________________________

may exist. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, the Note and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Greyrock:

PILOT  NETWORK  SERVICES,  INC.         GREYROCK  CAPITAL,
                                        a Division of Banc of America Commercial
                                        Finance Corporation


By    /S/  Marketta  Silvera
  ---------------------------------
      President or Vice President


                                        By  /S/  Stephanie Wail
                                          ---------------------------------
By  /S/                                 Title  VP
    ---------------------------------     ---------------------------------
      Secretary or Ass't Secretary


                                      -3-
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